UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

IMARX THERAPEUTICS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18116 232nd NE Woodinville, WA	98077
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 770-1259

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant’s Certifying Accountant

On December 19, 2008, the Company engaged McKennon Wilson & Morgan LLP (“MW&M”) as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2008, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2009.

During the fiscal years ended December 31, 2006 and 2007 and the subsequent interim period preceding MW&M’s engagement, the Company has not consulted with MW&M regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On December 19, 2008, the Company notified Ernst & Young LLP (“E&Y”) that it will not be retained as the independent registered public accounting firm for the Company to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2008.

The Board of Directors of Company approved the decision to engage MW&M as its new independent registered public accounting firm and to dismiss E&Y from such duties.

The reports of E&Y on the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports include explanatory paragraphs in 2007 and 2006 describing conditions that raise substantial doubt about the Company’s ability to continue as a going concern as described in Note 1 to the consolidated financial statements and an explanatory paragraph related to the Company’s adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006.

During the Company’s fiscal years ended December 31, 2006 and 2007, and through December 19, 2008, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in its reports on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2006 and 2007 and through December 19, 2008, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except that in 2008, the Audit Committee discussed with E&Y the existence of a material weakness, as more fully described in the Company’s Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 2008 filed on August 14, 2008 with the Securities and Exchange Commission (“SEC”) and the Quarterly Report on Form 10-Q for the three and nine month periods ended September 30, 2008 filed on November 13, 2008 with the SEC The Company authorized E&Y to respond fully to the inquiries of MW&M concerning this matter.

The Company provided E&Y with a copy of this disclosure and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of E&Y’s letter, dated December 22, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008	IMARX THERAPEUTICS, INC.

	By:	/s/ Kevin Ontiveros
Kevin Ontiveros, Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 22, 2008.